      Morgan Stanley Institutional Fund, Inc. Global Real Estate Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2007 - June 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  AMB   2/28/    -     $58.78 $470,24   8,670    0.11%  0.44%           JPMorg
Proper  07                     0,000                             Banc     an
  ty                                                              of
 Corp                                                           Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y

        04/16    -                                              Morgan
         /07                                                    Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Morgan
                                                                Stanle
                                                                y Dean
                                                                Witter
Countr                                                           Asia
   y                                                            Limite
Garden                          USD                               d,      UBS
Holdin                 HKD5.3 $1.65bl  51,000    0.00%  0.03%    BOCI   Invest
  gs                     8       n                               Asia    ment
Compan                                                          Limite   Bank
y Ltd.                                                          d, DBS
                                                                 Asia
                                                                Capita
                                                                  l
                                                                Limite
                                                                d, Sun
                                                                 Hung
                                                                 Kai
                                                                Intern
                                                                ationa
                                                                  l
                                                                Limite
                                                                d, Tai
                                                                 Fook
                                                                Securi
                                                                 ties
                                                                Compan
                                                                  y
                                                                Limite
                                                                  d

                                                                Morgan
                                                               Stanley,I
                                                                 CEA,
                                                               Goldbond
                                                                Capital
                  -     HKD                                     (Asia)
         06/25          7.28                                   Limited,
         /07                                                    Morgan
                                                                Stanley
                                                                 Asia
                                                               Limited,
                                                                 ICEA
                                                               Securitie
                                                                   s
  KWG                                                          Limited,    BOCI
Propert                          USD     26,000   0.00%  0.01  Goldbond   Securi
   y                             $582                     %    Securitie   ties
Holding                          min                               s
  Ltd                                                          Limited,
                                                               BOCI Asia
                                                               Limited,
                                                                Taifook
                                                               Securitie
                                                               s company
                                                               Limited,
                                                               Purdentia
                                                                   l
                                                               Brokerage
                                                               Limited,
                                                               Kingsway
                                                               Financial
                                                               Services
                                                                 Group
                                                               Limited,
                                                                Guotai
                                                                 Junan
                                                               Securitie
                                                                s (Hong
                                                                 Kong)
                                                                Limited